                                                                   Exhibit 10.46

                AMENDED RESTATED AND CONSOLIDATED PROMISSORY NOTE

US $15,000,000.00                                                August 13, 2004

                WHEREAS, Greenwich Capital Financial Products, Inc. is the owner and holder of those certain promissory notes described on Exhibit A attached hereto (collectively, the "EXISTING NOTES");

                WHEREAS, as of the date hereof, the aggregate outstanding principal amount of the Existing Notes is $15,000,000;

                WHEREAS, Greenwich Capital Financial Products, Inc., as lender, and Acadia New London, LLC, a Delaware limited liability company as borrower, wish to amend, restate and consolidate the indebtedness evidenced by the Existing Notes into a single consolidated note in the principal amount of $15,000,000.00.

                NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Notes are hereby amended, restated and consolidated in their entirety to read as follows:

                FOR VALUE RECEIVED, the undersigned, ACADIA NEW LOUDON, LLC, a Delaware limited liability company ("BORROWER"), having an address at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, White Plains, New York 10605, promises to pay GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("LENDER"), or order, at 600 Steamboat Road, Greenwich, Connecticut 06830, or such other place as the holder hereof may designate in writing, the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS (US$15,000,000.00) (the "Principal"), with interest on the unpaid principal balance from the date of this Note, until paid, at the rate of 5.635% per annum (the "INTEREST RATE"). This Promissory Note may be referred to herein as the "NOTE," and the loan evidenced hereby may be referred to herein as the "LOAN."

        1. PAYMENTS OF PRINCIPAL AND INTEREST. Borrower shall pay to Lender a payment of $56,350 on the date hereof, representing interest from the date of funding through September 5, 2004. On October 6, 2004 and on each Payment Date (as defined herein) thereafter through and including August 6, 2006, Borrower shall pay to Lender interest on the unpaid Principal at the Interest Rate which has accrued from the first day through the last day of the calendar month immediately preceding such Payment Date. The Principal and the interest thereon at the Interest Rate shall be due and payable by Borrower to Lender in consecutive monthly installments, each in the amount of $86,443.19 (the "MONTHLY DEBT SERVICE PAYMENT AMOUNT") beginning on September 6, 2006 (herein "AMORTIZATION COMMENCEMENT DATE") and on each Payment Date thereafter until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on September 6, 2014 (the "MATURITY DATE").

                Interest on the principal sum of this Note shall be calculated on the basis of a 360 day year, and shall be charged based on the actual number of days during each month or other applicable accrual period. Interest on this Note shall be paid in arrears.

                The undersigned shall pay the holder hereof, in advance, on the date hereof, interest only on the outstanding principal balance of this Note, at the interest rate first mentioned above, from the date hereof through and including the last day of the calendar month in which this Note is executed.

                The Monthly Debt Service Payment Amount due on any Payment Date shall first be applied to the payment of interest accrued during the preceding accrual period and the remainder of such Monthly Debt Service Payment Amount shall be applied to the reduction of the unpaid Principal. All accrued and unpaid interest shall be due and payable on the Maturity Date. If the Loan is repaid on any date other than on a Payment Date (whether prior to or after the Maturity Date), Borrower shall also pay interest that would have accrued on such repaid Principal to but not including the next Payment Date.

                Borrower shall repay the entire outstanding principal balance of this Note in full on the Maturity Date, together with interest thereon to (but excluding) the date of repayment and any other amounts due and owing under the Loan Documents (as defined herein).

                As used herein, the term "PAYMENT DATE" shall mean the sixth
(6th) day of each calendar month or, upon Lender's exercise of its right to change the Payment Date in accordance with this paragraph, the New Payment Date (in either case, if such day is not a Business Day, the Payment Date shall be the first Business Day thereafter). The first Payment Date hereunder shall be October 6, 2004. Notwithstanding the foregoing, Lender shall have the right, to be exercised not more than once during the term of the Loan, to change the Payment Date to a date other than the first day of each month (a "NEW PAYMENT DATE"), on 30 days' written notice to Borrower; provided, however, that any such change in the Payment Date: (i) shall not modify the amount of regularly scheduled monthly principal and interest payments, except that the first payment of principal and interest payable on the New Payment Date shall be accompanied by interest at the interest rate herein provided for the period from the Payment Date in the month in which the New Payment Date first occurs to the New Payment Date, and (ii) shall extend the Maturity Date to the New Payment Date occurring in the month set forth in the definition of Maturity Date.

        2.      SECURITY; LOAN DOCUMENTS. The indebtedness evidenced by this
Note is secured by, among other things, that certain Amended, Restated and Consolidated Mortgage, Assignment of Rents and Security Agreement of even date herewith (the "INSTRUMENT"), executed by Borrower, encumbering real property more particularly described therein (the "PROPERTY"), and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note. This Note, the Instrument, and all other documents or instruments given by Borrower or any guarantor and accepted by Lender for purposes of evidencing, securing, perfecting, or guaranteeing the indebtedness evidenced by this Note may be referred to as the

"LOAN DOCUMENTS." Any capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in the Instrument.

        3.      DEFEASANCE.

                A. Notwithstanding anything to the contrary contained in this Note, the Instrument or the Loan Documents, at any time (x) after the earlier of the 42nd month after the date hereof or the second (2nd) anniversary of the date that is the "STARTUP DAY," within the meaning of Section 860G of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "CODE") of a "real estate mortgage investment conduit," within the meaning of Section 860D of the Code, that holds this Note and (y) before the date which is ninety (90) days prior to the Maturity Date (the "PERMITTED PREPAYMENT DATE"); and provided (unless Lender shall otherwise consent, in its sole discretion) no event of default has occurred and is continuing, Borrower shall have the right to obtain the release of the Property from the lien of the Instrument and the other Loan Documents (such release, the "DEFEASANCE") upon the satisfaction of the following conditions precedent (all of which conditions shall become covenants upon occurrence of the Defeasance):

                (i) Borrower shall provide to Lender not less than 30 days' prior written notice specifying a Payment Date on which the Defeasance Deposit (hereinafter defined) is to be made (the date so specified may be referred to as the "DEFEASANCE ELECTION DATE").

                (ii) Borrower shall pay to Lender on the Defeasance Election Date all interest accrued and unpaid on the outstanding principal amount of this Note to the Defeasance Election Date and the scheduled principal amortization payment due on such Defeasance Election Date, together with all other amounts then due and payable under this Note, the Instrument and the other Loan Documents.

                (iii) Borrower shall irrevocably deposit with Lender an amount of U.S. Government Securities (hereinafter defined) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due dates of the payments owing hereunder, cash in an amount sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to Lender (the "CPA CERTIFICATE"), to pay and discharge the Scheduled Defeasance Payments (hereinafter defined). The securities so deposited, together with any interest or other increase from the issuer of the securities earned thereon and any replacements thereof, shall be referred to herein as the "DEFEASANCE DEPOSIT."

                (iv) Borrower shall cause the following to be delivered to Lender on or prior to the Defeasance Election Date, all in form and substance satisfactory to Lender in its reasonable discretion:

                        (a) a security agreement, in form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit (the "DEFEASANCE SECURITY AGREEMENT");

                        (b)     the CPA Certificate;

                        (c) a certificate of Borrower certifying that all requirements for the Defeasance set forth herein have been satisfied;

                        (d) an opinion of counsel for Borrower in form and substance satisfactory to Lender to the effect that (i) Lender has a perfected first priority security interest in the Defeasance Deposit, and (ii) the holder of this Note will not recognize income, gain or loss for United States federal income tax purposes as a result of the defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the Defeasance had not occurred, and
(iii) any holder, trustee or custodian of this Note which is a "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" within the meaning of Section 860D of the Code will not fail to maintain its status as such as a result of the Defeasance;

                        (e) evidence in writing from the applicable rating agencies for any securitization transaction of which this Note is a part, to the effect that the Defeasance will not result in a downgrading, withdrawal, or qualification of the ratings in effect immediately prior to such Defeasance for the then-outstanding securities issued in connection with such securitization;

                        (f) evidence satisfactory to Lender that suitable arrangements have been made to maintain the existence of Borrower during the time thereafter when the Note shall be outstanding; and

                        (g) such other certificates, documents or instruments as Lender may reasonably request or as may be required by the rating agencies referred to above.

                (v) Either (i) Borrower shall deliver to Lender a certificate stating that at all times following the Defeasance, Borrower shall have no interest in any assets other than the Defeasance Deposit, or (ii) Borrower shall satisfy all of the requirements of Section C below.

                (vi) Borrower shall pay to Lender all reasonable out-of-pocket costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred or anticipated to be incurred by Lender in connection with the Defeasance.

                B. Upon compliance with the requirements of Section A above, Lender shall cause the Property to be released from the lien of the Instrument, the obligations hereunder and under the other Loan Documents with respect to the Property shall no longer be applicable, the balance of each Subaccount shall be disbursed to Borrower and the Defeasance Deposit shall be the sole source of collateral securing this Note. Lender shall apply the Defeasance Deposit and the payments received therefrom to the payment of all scheduled principal and interest payments due on all successive payment dates under this Note after the Defeasance Election Date and the payment due on the maturity date specified in this Note (the "SCHEDULED DEFEASANCE PAYMENTS"). Borrower, pursuant to the Defeasance Security Agreement or other appropriate document, shall direct that the payments received from the Defeasance Deposit shall be made directly to Lender and applied to satisfy the obligations of Borrower under this Note.

                C. If, after the Defeasance, Borrower will own any assets other than the Defeasance Deposit, Borrower shall establish or designate a single-purpose, bankruptcy-remote successor entity acceptable to Lender (the "SUCCESSOR BORROWER"), with respect to which a non-consolidation opinion satisfactory in form and substance to Lender and any applicable rating agencies shall be delivered to Lender and such rating agencies (if such a non-consolidation opinion was required of Borrower in connection with the origination of the indebtedness secured hereby) in which case Borrower shall transfer and assign to the Successor Borrower all obligations, rights and duties under this Note and the Defeasance Security Agreement, together with the pledged Defeasance Deposit. The Successor Borrower shall assume the obligations of Borrower under this Note and the Defeasance Security Agreement, and Borrower shall be relieved of its obligations hereunder and thereunder. Borrower shall pay not less than $1,000 to the Successor Borrower as consideration for assuming such Borrower obligations.

                D. As used herein, the term "U.S. GOVERNMENT SECURITIES" shall mean securities that are (i) direct obligations of the United States of America for the full and timely payment of which its full faith and credit is pledged or (ii) obligations of an entity controlled or supervised by and acting as an agency or instrumentality and guaranteed as a full faith and credit obligation which shall be fully and timely paid by the United States of America, which in either case are not callable or redeemable at the option of the issuer thereof (including a depository receipt issued by a bank (as defined in Section 3(a)(2) of the United States Securities Act)) as custodian with respect to any such U.S. Government Securities or a specific payment of principal of or interest on any such U.S. Government Securities held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the securities or the specific payment of principal of or interest on the securities evidenced by such depository receipt.

                E. If, after payment in full of all obligations evidenced by this Note or any other of the Loan Documents, any of the Defeasance Deposit remains, then on request by Borrower such remaining balance of the Defeasance Deposit shall be returned to Borrower (or to the Successor Borrower, as the case may be).

        4. PREPAYMENT; PREPAYMENT CONSIDERATION. If any prepayment of all or any portion of the principal balance hereunder occurs, whether in connection with Lender's acceleration of the unpaid principal balance of this Note or in any other circumstances whatsoever, or if the Instrument is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means, then Borrower shall therewith pay the Prepayment Consideration. The foregoing shall not create any right of prepayment. Borrower shall have no right whatsoever to prepay all or any portion of the principal balance of this Note, except only as follows:

                (i) Borrower shall have the right to prepay and shall not be required to pay any Prepayment Consideration with respect to prepayment required by Lender pursuant to the Instrument as a result of the application of insurance proceeds or condemnation awards under the Instrument or as a result of prepayment of the entire principal balance of this Note remaining due after the application of insurance proceeds or condemnation awards under the Instrument, provided that such prepayment of the entire principal balance of this Note remaining due is made within one hundred eighty (180) days following the date of such application; and

                (ii) Further, provided Borrower is not in default hereunder or under any of the Loan Documents and provides not less than 30 days' prior written notice, Borrower shall have the right to pay all (but not less than all) obligations then outstanding under the Loan Documents, including the prepayment of all principal, from and after the Permitted Prepayment Date. In such case, there shall be no Prepayment Consideration due, except that if any such prepayment occurs on any day other than a Payment Date, then in addition to the prepayment amount Borrower also shall pay to Lender the amount of interest that would have accrued under the Note on the amount being prepaid from and including the prepayment date to the next Payment Date.

                The "PREPAYMENT CONSIDERATION" shall be the amount equal to the greater of (i) two percent of the Loan balance at the time of prepayment, or
(ii) the sum of one percent of the Loan balance at the time of prepayment, plus the excess, if any, of (A) the amount of the monthly interest which would otherwise be payable on the principal balance being prepaid from the date of the first day of the calendar month immediately following the date of prepayment (unless prepayment is tendered on the first day of any calendar month during the term of this Note, in which case from the date of prepayment) to and including the Maturity Date; over (B) the amount of the monthly interest the Lender would earn if the principal balance being prepaid were reinvested for the period from the first day of the calendar month immediately following the date of prepayment (unless prepayment is tendered on the first day of any calendar month during the term of this Note, in which case from the date of prepayment) to and including the Maturity Date at the Treasury Rate (as hereinafter defined), such difference to be discounted to present value at the Treasury Rate.

                The "TREASURY RATE" shall be the annualized yield on securities issued by the United States Treasury having a maturity corresponding to the remaining term to the originally scheduled Maturity Date of this Note, as quoted in Federal Reserve Statistical Release H. 15(519) under the heading "U.S. Government Securities - Treasury Constant Maturities" for the Treasury Rate Determination Date (as defined below), converted to a monthly equivalent yield. If yields for such securities of such maturity are not shown in such publication, then the Treasury Rate shall be determined by Lender by linear interpolation between the yields of securities of the next longer and next shorter maturities. If said Federal Reserve Statistical Release or any other information necessary for determination of the Treasury Rate in accordance with the foregoing is no longer published or is otherwise unavailable, then the Treasury Rate shall be reasonably determined by Lender based on comparable data.

                The term "TREASURY RATE DETERMINATION DATE" shall mean the date which is five banking days prior to the scheduled prepayment date. Lender shall notify Borrower of the amount and the basis of determination of the required Prepayment Consideration.

         [NO FURTHER TEXT ON THIS PAGE; DOCUMENT CONTINUES ON NEXT PAGE]

                BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO PREPAY THE INDEBTEDNESS EVIDENCED HEREBY IN WHOLE OR PART WITHOUT PENALTY, AND EXPRESSLY AGREES TO PAY THE AMOUNTS REQUIRED HEREIN IN THE EVENT OF AN ACCELERATION. BORROWER AGREES THAT THE PREPAYMENT CONSIDERATION REQUIRED HEREIN IS REASONABLE. BORROWER HAS GIVEN INDIVIDUAL WEIGHT TO THE CONSIDERATION IN THIS TRANSACTION FOR THIS WAIVER AND AGREEMENT. BORROWER HEREBY EXPRESSLY WAIVES THE BENEFIT OF ANY APPLICABLE LAW TO THE CONTRARY.

                                             ACADIA NEW LOUDON, LLC, a
                                             Delaware limited liability company

                                             By:
                                                 -------------------------------
                                                 Name:  Robert Masters
                                                 Title: Senior Vice President

                     DOCUMENT CONTINUES FOLLOWING SIGNATURE

        5. EVENTS OF DEFAULT; ACCELERATION. The following shall constitute an "EVENT OF DEFAULT" hereunder: (i) if any installment under this Note is not paid when due, or (ii) if any condition or event occurs as a consequence of which the holder hereof then has the right to accelerate the indebtedness hereunder pursuant to any of the other Loan Documents.


                Upon and at any time following the occurrence of any Event of Default, then at the option of the holder hereof and without notice, the entire principal amount and all interest accrued and outstanding hereunder and all other amounts outstanding under any of the Loan Documents shall at once become due and payable, and the holder hereof may exercise any and all of its rights and remedies under any of the Loan Documents or pursuant to applicable law. The holder hereof may so accelerate such obligations and exercise such remedies at any time after the occurrence of any Event of Default, regardless of any prior forbearance.

        6. LATE CHARGES; ADDITIONAL INTEREST ON DEFAULT. If any installment under this Note or any other amount owing hereunder or under any of the other Loan Documents is not received by the holder hereof within five days after the same is due, then the undersigned shall pay to the holder hereof a late charge of the lesser of (a) five percent of such installment and (b) the maximum amount permitted by applicable law, such late charge to be immediately due and payable without demand by the holder hereof.

                In addition, after the occurrence and during the continuance of an Event of Default, the outstanding principal balance of this Note shall bear interest at the rate of five percent per annum in excess of the rate provided in the first paragraph of this Note, or, if such increased rate of interest may not be collected from the undersigned under applicable law, then at the maximum increased rate of interest which may be collected from the undersigned under applicable law (the "DEFAULT RATE").

                Borrower agrees that such late charge and increased interest are reasonable and do not constitute a penalty.

        7. LAWFUL INTEREST. The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of demand for payment, prepayment, acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the holder hereof hereunder or otherwise exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever interest would otherwise be payable to the holder hereof in excess of the maximum lawful amount, the interest payable to the holder hereof shall be reduced automatically to the maximum amount permitted by applicable law. If the holder hereof shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing hereunder in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between the undersigned and the holder hereof.

        8. CERTAIN RIGHTS AND WAIVERS. From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein, in the Instrument or in any other Loan Document without affecting the guaranty of any person or entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder hereof, the holder hereof may, at the option of the holder hereof, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

                Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors, and endorsers, and shall be binding upon them and their successors and assigns.

                THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THE UNDERSIGNED MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THIS NOTE, THE INSTRUMENT, ANY OTHER

LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

The holder hereof shall have the right to assign or transfer, in whole or in part (including the right to grant participation interests in) any or all of its obligations under this Note, the Instrument and any or all of the other Loan Documents. Lender shall be released of any obligations to the extent that the same are so assigned or transferred, and the rights and obligations of "LENDER" hereunder shall become the rights and obligations of the transferee holder.

        9. LIMITATION ON RECOURSE. Lender's rights of recourse for the obligations of Borrower hereunder are limited in accordance with the Instrument. This provision shall not limit any rights of Lender under any guaranty.

        10. ATTORNEYS' FEES, COSTS OF COLLECTION. Borrower shall pay to Lender on demand all costs and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in collecting the indebtedness arising hereunder or under any other Loan Documents or secured thereby, or in determining the rights and obligations of any parties hereto or thereto, or as a consequence of any breach or default by Borrower or any guarantor hereunder or thereunder, or otherwise as a consequence of any right evidenced or secured by this Note or the Loan Documents. Without limitation, such costs and expenses to be reimbursed by Borrower shall include attorneys' fees and expenses incurred in any Bankruptcy case or proceeding and in any appeal.

        11. NO NOVATION. The Existing Notes are restated and superseded in their entirety by this Amended and Restated Promissory Note, but the indebtedness evidenced by the Existing Notes shall not be discharged or impaired by the execution and delivery of this Amended and Restated Promissory Note, and the execution and delivery of this Amended and Restated Promissory Note is not intended to constitute a novation of the Existing Notes nor impair or modify the priority of any security document executed in connection therewith.

        12. COUNTERPARTS. This Note may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

        13. APPLICABLE LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                         [NO FURTHER TEXT ON THIS PAGE]

                IN WITNESS WHEREOF, the undersigned have executed this Promissory Note as of the date first written above.

                                             BORROWER:

                                             ACADIA NEW LOUDON, LLC, a Delaware
                                             limited liability company

                                             By:
                                                 -------------------------------
                                                 Name:  Robert Masters
                                                 Title: Senior Vice President

                                             LENDER:

                                             GREENWICH CAPITAL FINANCIAL
                                             PRODUCTS, INC., a Delaware
                                             corporation

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                    EXHIBIT A

1. Severed Note, which has an unpaid principal balance of $7,935,892.24, made by Acadia Realty Limited Partnership, a Delaware limited partnership, in favor of Washington Mutual Bank, FA, dated as of August 13, 2004 and Allonge to Severed Note in the amount of $7,935,892.24 made by Washington Mutual Bank, FA, dated as of August 13, 2004.

2. Promissory Note in the amount of 7,064,107.76 made by Acadia New Loudon, LLC, a Delaware limited partnership, in favor of Greenwich Capital Financial Products, dated as of August 13, 2004.